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                                                                   EXHIBIT 10.4



                                 AMENDMENT NO. 1
                                       TO
                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                FIRST AMENDED AND RESTATED 2000 STOCK OPTION PLAN

         AMENDMENT NO. 1, dated as of September 17, 2003, to the First Amended and Restated 2000 Stock Option Plan (the "Plan") of Access Integrated Technologies, Inc., a Delaware corporation (the "Corporation").

         WHEREAS, the Corporation maintains the Plan, effective as of June 1, 2000; and

         WHEREAS, in order to provide the Corporation with the flexibility to be able to grant additional stock options to its employees, the Board deems it to be in the best interest of the Corporation and its stockholders to amend the Plan in order to increase the maximum number of shares of the Corporation's Class A Common Stock, par value $.001 per share, which may be issued and sold under the Plan from 2,000,000 shares (400,000 after giving effect to the one-for-five reverse stock split on September 18, 2003) to 3,000,000 shares (600,000 after giving effect to the one-for-five reverse stock split on September 18, 2003).

         NOW, THEREFORE, BE IT RESOLVED the Plan is hereby amended as follows:

         1. The first and second sentences of Section 4.01 shall be revised and amended to read as follows:

                  "The maximum number of shares initially authorized to be issued under the Plan and available for issuance as Options shall be 3,000,000 (600,000 after giving effect to the one-for-five reverse stock split on September 18, 2003) shares of Common Stock. No more than 500,000 (100,000 after giving effect to the one-for-five reverse stock split on September 18, 2003) shares shall be granted as an Option to any Participant in any single calendar year."

         2. This Amendment shall be effective as of September 17, 2003.

         3. In all respects not amended, the Plan is hereby ratified and confirmed and remains in full force and effect.

                           ACCESS INTEGRATED TECHNOLOGIES, INC.


                            By: /s/ A. Dale Mayo
                                ---------------------------------------------
                                A. Dale Mayo,
                                President, Chief Executive Officer and
                                Chairman of the Board of Directors